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                       CONSENT TO BE NAMED AS A DIRECTOR
                                       OF
                              ENFINITY CORPORATION

     The undersigned hereby consents to be named in the Registration Statement on Form S-1 to be filed by Enfinity Corporation (the "Company") with the Securities and Exchange Commission, as a director of the Company.



                                                         /s/ Alan L. Barnes, Sr.
                                                        ------------------------
                                                             Alan L. Barnes, Sr.

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